                       DVI Receivables XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004
                                     REVISED

I.  RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of Prior Payment Date:                   $               --
Available Funds:
     Contract payments received in this period                                       $     4,937,173.71
     Sales, Use and Property Tax, Maintenance, Late Charges                          $       139,012.92
     Prepayment Amount related to early termination in this period                   $     1,772,624.85
     Servicer Advance                                                                $               --
     Proceeds received from recoveries on previously Defaulted Contracts             $       281,206.31
     Proceeds on closed accounts (Chargeoffs/Settlements)                            $        19,408.72
     Transfer from Reserve Account                                                   $               --
     Transfer from Successor Reserve Account                                         $            76.98
     Interest Earned on Collection Account                                           $         6,799.41
     Interest Earned on CSA Reserve Account                                          $           443.42
     Funds allocated if shortfall exists from the CSA Reserve Account                $           832.57
     Amounts paid per Contribution & Servicing Agreement Section 7.01 -
         Substitution                                                                $               --
     Due from Bank of America Derivative Settlement                                  $               --
     Any other amounts                                                               $               --

                                                                                     ------------------
     Total Available Funds                                                           $     7,157,578.89
     Less Amounts to be Retained in Collection Account                               $               --
                                                                                     ------------------
     AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH                                       $     7,157,578.89
                                                                                     ==================

     DISTRIBUTION OF FUNDS:
     1.  To Trustee-Fees & Expenses                                                  $         4,176.29
     2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
         Advances                                                                    $               --
     3.  To Servicer, Tax, Maintenance, Late Charges                                 $       139,012.92
     4.  To Servicer, Servicing Fee and other Servicing Compensations                $       149,446.86
     5.  To Bank of America Derivative Settlement                                    $       277,570.26
     6.  To Noteholders
            Class A1 Interest                                                        $               --
            Class A2 Interest                                                        $               --
            Class A3a Interest                                                       $       240,843.30
            Class A3b Interest                                                       $       192,474.98
            Class B Interest                                                         $        16,883.57
            Class C Interest                                                         $        37,837.28
            Class D Interest                                                         $        25,918.83
            Class E Interest                                                         $        50,766.08
            Class A1 Principal                                                       $               --
            Class A2a Principal (distributed after A1 Note matures)                  $               --
            Class A3a Principal (distributed after A2 Note matures)                  $     4,383,030.68
            Class A3b Principal  (distributed after A2 Note matures)                 $     1,639,617.83
            Class B Principal                                                        $               --
            Class C Principal                                                        $               --
            Class D Principal                                                        $               --
            Class E Principal                                                        $               --
     7.  To Reserve Account for Requirement per Indenture Agreement Section 3.08
         (Provided no Amortization Event)                                            $               --
     8.  To Issuer-Residual Principal and Interest and Reserve Account
         Distribution
          a)  Residual Interest (Provided no Restricting or Amortization Event
              in effect)                                                             $               --
          b)  Residual Principal (Provided no Restricting or Amortization Event
              in effect)                                                             $               --
          c)  Reserve Account Distribution (Provided no Restricting or
              Amortization Event in effect)                                          $               --
                                                                                     ------------------
     TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH                                       $     7,157,578.89
                                                                                     ==================
     End of Period Collection Account Balance (Includes Payments in Advance &
         Restricting Event Funds (If any))                                           $               --
                                                                                     ==================

II.  RESERVE ACCOUNT
     Beginning Balance                                                               $               --
          -Add Investment Earnings                                                   $               --
          -Add Transfer from Certificate Account (To Satisfy Reserve Account
              Requirement)                                                           $               --
          -Less Distribution to Certificate Account                                  $               --
                                                                                     ------------------
     End of Period Balance                                                           $               --
                                                                                     ==================
     Reserve Account Requirement (Lesser of: (i) Initial Reserve Account
     Required Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and
     Class E Note Balances (Provided no Amortization Event)                          $               --

     SUCCESSOR RESERVE ACCOUNT
     Beginning Balance                                                               $       117,338.20
          -Add Investment Earnings                                                   $            76.98
          -Add Transfer from Certificate Account (To Satisfy Reserve Account
              Requirement)                                                           $               --
          -Less Distribution to Successor Servicer                                   $               --
          -Less Distribution to Certificate Account                                  $            76.98
                                                                                     ------------------
     End of Period Balance                                                           $       117,338.20
                                                                                     ==================
     Reserve Account Requirement (Lesser of: (i) Initial Reserve Account
     Required Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and
     Class E Note Balances                                                           $       117,338.20

     CSA RESERVE ACCOUNT
     Aggregate Beginning Balance*                                                                           $     3,476,202.40
          -Add Aggregate Investment Earnings                                                                $         2,506.53
          -Add Series 2002-1 Amounts Deposited                                                              $        26,455.60
          -Add Amounts Deposited for All Other Securitizations                                              $     1,492,870.70
                                                                                                            ------------------
     SubTotal Available Funds                                                                               $     4,998,035.23

     Amount Available to this series for payment of Claims based on Note
         Balances of all securitizations                                             $       614,559.05

          -Less Total Claims submitted for Series 2002-1                                                    $        (1,230.61)
          -Less Current Month Claims submitted for all other deals                                          $       (11,096.81)
          -Less Transfer of Investment Earnings to Available Funds for all
              Securitizations                                                                               $        (2,506.53)
                                                                                                            ------------------
     Aggregate End of Period Balance                                                                        $     4,983,201.28
                                                                                                            ==================

*The CSA Reserve account Beginning Balance has been modified to be the Aggregate Beginning Balance of all securitizations, rather than just the individual series' balance.

                       DVI Receivables XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004
                                     REVISED


III.  CLASS A NOTE AGGREGATE PRINCIPAL BALANCE
     Beginning Aggregate Principal Balance of the Class A Notes                      $   185,645,404.79

     Class A Overdue Interest, If Any                                                $               --
     Class A Monthly Interest                                                        $       433,318.28
     Class A Overdue Principal, If Any                                               $               --
     Class A Monthly Principal                                                       $     6,022,648.52
                                                                                     ------------------

                                                                                     ------------------
     Ending Aggregate Principal Balance of the Class A Notes                         $   179,622,756.28
                                                                                     ==================

IV.  CLASS A NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class A Notes
                 Class A1                                                            $               --
                 Class A2                                                            $               --
                 Class A3a                                                           $   135,104,929.82
                 Class A3b                                                           $    50,540,474.97
                                                                                     ------------------
                                                                                     $   185,645,404.79

     Class A Monthly Interest
                  Class A1 (Actual Number Days/360)                                  $               --
                  Class A2                                                           $               --
                  Class A3a (Actual Number Days/360)                                 $       240,843.30
                  Class A3b                                                          $       192,474.98

     Class A Monthly Principal
                 Class A1                                                            $               --
                 Class A2                                                            $               --
                 Class A3a                                                           $     4,383,030.68
                 Class A3b                                                           $     1,639,617.83
                                                                                     ------------------
                                                                                     $     6,022,648.52

     Ending Principal Balance of the Class A Notes
                 Class A1                                                            $               --
                 Class A2                                                            $               --
                 Class A3a                         CUSIP 23335HAC4                   $   130,721,899.14
                 Class A3b                         CUSIP 23335HAD2                   $    48,900,857.14
                                                                                     ------------------
                                                                                     $   179,622,756.28
                                                                                     ==================

     Class A3a
     ---------------------------------------------------------------------------
     Interest Paid Per $1,000         Original Face $204,500,000                              1.1777179
     Principal Paid Per $1,000        Original Face $204,500,000                             21.4329129
     Ending Principal                   Balance Factor                                        0.6392269
     ---------------------------------------------------------------------------

     Class A3b
     ---------------------------------------------------------------------------
     Interest Paid Per $1,000         Original Face $76,500,000                               2.5160128
     Principal Paid Per $1,000        Original Face $76,500,000                              21.4329129
     Ending Principal                   Balance Factor                                        0.6392269
     ---------------------------------------------------------------------------

V.  CLASS B NOTE PRINCIPAL BALANCE                 CUSIP 23335HAE0
     Beginning Principal Balance of the Class B Notes                                $     4,522,384.16

     Class B Overdue Interest, If Any                                                $               --
     Class B Monthly Interest                                                        $        16,883.57
     Class B Overdue Principal, If Any                                               $               --
     Class B Monthly Principal                                                       $               --
                                                                                     ------------------

                                                                                     ------------------
     Ending Principal Balance of the Class B Notes                                   $     4,522,384.16
                                                                                     ==================
     ---------------------------------------------------------------------------
     Interest Paid Per $1,000         Original Face $6,820,000                                2.4755964
     Principal Paid Per $1,000        Original Face $6,820,000                                0.0000000
     Ending Principal                   Balance Factor                                        0.6631062
     ---------------------------------------------------------------------------

VI.  CLASS C NOTE PRINCIPAL BALANCE                CUSIP 23335HAF7
     Beginning Principal Balance of the Class C Notes                                $     9,044,768.29

     Class C Overdue Interest, If Any                                                $               --
     Class C Monthly Interest                                                        $        37,837.28
     Class C Overdue Principal, If Any                                               $               --
     Class C Monthly Principal                                                       $               --
                                                                                     ------------------

                                                                                     ------------------
     Ending Principal Balance of the Class C Notes                                   $     9,044,768.29
                                                                                     ==================
     ---------------------------------------------------------------------------
     Interest Paid Per $1,000         Original Face $13,640,000                               2.7739942
     Principal Paid Per $1,000        Original Face $13,640,000                               0.0000000
     Ending Principal                   Balance Factor                                        0.6631062
     ---------------------------------------------------------------------------

                       DVI Receivables XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004
                                     REVISED

VII.  CLASS D NOTE PRINCIPAL BALANCE               CUSIP 23335HAG5
     Beginning Principal Balance of the Class D Notes                                $     6,027,635.16

     Class D Overdue Interest, If Any                                                $               --
     Class D Monthly Interest                                                        $        25,918.83
     Class D Overdue Principal, If Any                                               $               --
     Class D Monthly Principal                                                       $               --
                                                                                     ------------------

                                                                                     ------------------
     Ending Principal Balance of the Class D Notes                                   $     6,027,635.16
                                                                                     ==================
     ---------------------------------------------------------------------------
     Interest Paid Per $1,000         Original Face $9,090,000                                2.8513566
     Principal Paid Per $1,000        Original Face $9,090,000                                0.0000000
     Ending Principal                   Balance Factor                                        0.6631062
     ---------------------------------------------------------------------------

VIII.  CLASS E NOTE PRINCIPAL BALANCE              CUSIP 23335HAH3
     Beginning Principal Balance of the Class E Notes                                $     7,539,517.26

     Class E Overdue Interest, If Any                                                $               --
     Class E Monthly Interest                                                        $        50,766.08
     Class E Overdue Principal, If Any                                               $               --
     Class E Monthly Principal                                                       $               --
                                                                                     ------------------

                                                                                     ------------------
     Ending Principal Balance of the Class E Notes                                   $     7,539,517.26
                                                                                     ==================
     ---------------------------------------------------------------------------
     Interest Paid Per $1,000         Original Face $11,370,000                               4.4649149
     Principal Paid Per $1,000        Original Face $11,370,000                               0.0000000
     Ending Principal                   Balance Factor                                        0.6631062
     ---------------------------------------------------------------------------

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE
     Beginning Residual Principal Balance                                            $               --

     Residual Interest                                                               $               --
     Residual Principal                                                              $               --
                                                                                     ------------------

                                                                                     ------------------
     Ending Residual Principal Balance *                                             $               --
                                                                                     ==================
* ADCB less sum of Note Balances

X. PAYMENT TO SERVICER
      -Collection period Servicer Fee                                                $       149,446.86
      -Servicer Advance Reimbursement                                                $               --
      -Tax, Maintenance, Late Charges, and other amounts                             $       139,012.92
                                                                                     ------------------
     Total amounts due to Servicer                                                   $       288,459.78
                                                                                     ==================

                       DVI Receivables XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004
                                     REVISED

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A (SEE EXHIBIT B)
     Aggregate Discounted Contract Balance at the  beginning of the related
         Collection Period                                                                                  $   116,000,341.74

     Portion of ADCB at the BEGINNING of the related Collection Period that is
         Current                                                                     $   114,300,695.96
     Portion of ADCB  at the BEGINNING of the related Collection Period that is
         Delinquent Payments                                                         $     1,699,645.78

     Portion of ADCB at the END of the related Collection Period that is Current     $   109,123,859.12
     Portion of ADCB  at the END of the related Collection Period that is
         Delinquent Payments                                                         $     1,637,091.26

                                                                                                            ------------------
     Aggregate Discounted Contract Balance at the end of the related Collection
         Period                                                                                             $   110,760,950.37
                                                                                                            ==================

     (Increase)/Decrease in Aggregate Discounted Contract Balance                                           $     5,239,391.36

POOL B (SEE EXHIBIT C)
     Aggregate Discounted Contract Balance at the beginning of the related
         Collection Period                                                                                  $    37,099,456.36

     Portion of ADCB at the BEGINNING of the related Collection Period that is
         Current                                                                     $    36,510,784.43
     Portion of ADCB  at the BEGINNING of the related Collection Period that is
         Delinquent Payments                                                         $       588,671.93

     Portion of ADCB at the END of the related Collection Period that is Current     $    34,607,797.30
     Portion of ADCB  at the END of the related Collection Period that is
         Delinquent Payments                                                         $       352,581.44

                                                                                                            ------------------
     Aggregate Discounted Contract Balance at the end of the related Collection
         Period                                                                                             $    34,960,378.73
                                                                                                            ==================

     (Increase)/Decrease in Aggregate Discounted Contract Balance                                           $     2,139,077.62

                                                                                                            ------------------
     AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION
         PERIOD                                                                                             $   145,721,329.11
                                                                                                            ==================

* The ADCB will consist of the present value of each remaining contract payment and unpaid balances, taking into account payments received with a future due date.

                       DVI Receivables XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004
                                     REVISED

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS

       Lease #
       -------------------------------------------------------------------------
       (See EXHIBIT A)                                                                  Current Month           Cumulative
                                                                                     ------------------     ------------------
                       Pool A Total Discounted Present Value                         $       428,012.33     $    63,445,373.30
                       Pool B Total Discounted Present Value                         $       941,537.82     $    10,066,384.73

       a)  Discounted Contract Balances of all Defaulted Contracts                                          $    73,511,758.03
       b)  ADCB at Closing Date                                                                             $   454,734,535.69
       c)  (Cannot Exceed 6% over the Life of the Pool)                                                                  16.17%

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED
       Pool A
       Repurchases                                                                   $     3,124,259.56
       Substitutions                                                                 $     1,264,441.80

       Pool B
       Repurchases                                                                   $       739,993.48
       Substitutions                                                                 $     6,128,201.07

                                                                                     ------------------
       Total                                                                         $    11,256,895.91

       a)  Discounted Contract Balances of all Delinquent Contracts Repurchased      $    11,256,895.91
       b)  ADCB at Closing Date                                                      $   454,734,535.69
       c)  (Cannot Exceed 15% over the Life of the Pool)                                           2.48%

XIV.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL A)                                       Predecessor
                                                                 Discounted          Predecessor            Discounted
       Lease #                                                  Present Value        Lease #                Present Value
       -------------------------------------------------------------------------     -----------------------------------------
       3446-004                                               $       657,993.20               2879-002     $       438,601.04
       3446-005                                               $       806,918.85               3220-002     $     2,998,755.95
       3446-006                                               $     1,496,057.34
       3446-007                                               $       437,159.27
                 Cash                                         $        39,228.33
       3355-003                                               $     1,206,272.40               2716-203     $       316,980.82
                                                              ------------------
                                                                                               2716-204     $       324,118.47
                                                                                               2046-204     $       241,219.41
                                                                                               2046-205     $       228,201.51
                                                                                                            ------------------
                                                     Totals:  $     4,643,629.39                            $     4,547,877.20

       a) Discounted Contract Balances of All Prepaid Contracts                                             $     4,547,877.20
       b) ADCB of Pool A at Closing Date                                                                    $   336,802,716.30
       c) (Cannot Exceed 10% Over the Life of the Pool)                                                                   1.35%

       Data for Current Reporting Period Substitutions
       -----------------------------------------------------------------------
       a) Total Discounted Contract Balance of Predecessor Receivables               $               --
       b) Total Discounted Contract Balance of Substitute Receivables                $               --
       c) If (a) > (b), amount to be deposited in Collection Account per
          Contribution & Servicing Agreement 7.02                                    $               --

       Changes in any of the above detail during the related Collection Period       YES                    NO      X
                                                                                     -----------------------------------------

       CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL B)                                      Predecessor
                                                                 Discounted          Predecessor            Discounted
       Lease #                                                  Present Value        Lease #                Present Value
       -------------------------------------------------------------------------     -----------------------------------------
       NONE

                                                     Totals:  $               --                            $               --

       a) Discounted Contract Balances of All Prepaid Contracts                                             $               --
       b) ADCB of Pool B at Closing Date                                                                    $   117,931,819.40
       c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency
          Approves)                                                                                                       0.00%

       Data for Current Reporting Period Substitutions
       -----------------------------------------------------------------------
       a) Total Discounted Contract Balance of Predecessor Receivables               $               --
       b) Total Discounted Contract Balance of Substitute Receivables                $               --
       c) If (a) > (b), amount to be deposited in Collection Account per
          Contribution & Servicing Agreement 7.02                                    $               --

       Changes in any of the above detail during the related Collection Period       YES                    NO      X
                                                                                     -----------------------------------------

                       DVI Receivables XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004
                                     REVISED

XV.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-NON-PERFORMING (POOL A)                                     Predecessor
                                                                 Discounted          Predecessor            Discounted
       Lease #                                                  Present Value        Lease #                Present Value
       -------------------------------------------------------------------------     -----------------------------------------
       3714-002                                               $     1,077,801.74               3196-001     $       676,598.53
                 Cash                                         $       186,640.06               3196-002     $       240,400.54
                                                              ------------------
                                                                                               3196-003     $        79,697.00
                                                                                               3116-402     $        97,806.30
                                                                                               3116-404     $        43,955.63
                                                                                               3116-405     $       125,983.80
                                                                                                            ------------------
                                                     Totals:  $     1,264,441.80                            $     1,264,441.80

       a) Discounted Contract Balances of All Non-Performing Contracts                                      $     1,264,441.80
       b) ADCB of Pool A at Closing Date                                                                    $   336,802,716.30
       c) (Cannot Exceed 10% Over the Life of the Pool)                                                                   0.38%

       Data for Current Reporting Period Substitutions
       -----------------------------------------------------------------------
       a) Total Discounted Contract Balance of Predecessor Receivables               $               --
       b) Total Discounted Contract Balance of Substitute Receivables                $               --
       c) If (a) > (b), amount to be deposited in Collection Account per
          Contribution & Servicing Agreement 7.02                                    $               --

       Changes in any of the above detail during the related Collection Period       YES                    NO      X
                                                                                     -----------------------------------------

       CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -GENERAL RIGHTS (POOL B)                                  Predecessor
                                                                 Discounted          Predecessor            Discounted
       Lease #                                                  Present Value        Lease #                Present Value
       -------------------------------------------------------------------------     -----------------------------------------
       3694-001                                               $     2,833,341.68     1377-006               $     1,547,323.56
       3730-002                                               $     3,815,001.24     288-097                $       697,415.55
                                                              ------------------
                                                                                     288-098                $        22,467.83
                                                                                     1971-091               $       665,899.16
                                                                                     2478-002               $       477,187.21
                                                                                     2478-091               $        51,246.48
                                                                                     3273-002               $     2,581,143.34
                                                                                     3251-003               $        85,517.94
                                                                                                            ------------------
                                                     Totals:  $     6,648,342.92                            $     6,128,201.07

       a) Discounted Contract Balances of all Contracts Substituted                                         $     6,128,201.07
       b) ADCB of Pool B at Closing Date                                                                    $   117,931,819.40
       c) (Cannot Exceed 10% Over the Life of the Pool)                                                                   5.20%

       Data for Current Reporting Period Substitutions
       -----------------------------------------------------------------------
       a) Total Discounted Contract Balance of Predecessor Receivables               $               --
       b) Total Discounted Contract Balance of Substitute Receivables                $               --
       c) If (a) > (b), amount to be deposited in Collection Account per
          Contribution & Servicing Agreement 7.02                                    $               --

       Changes in any of the above detail during the related Collection Period       YES                    NO      X
                                                                                     -----------------------------------------

                       DVI Receivables XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004
                                     REVISED


XVI.  POOL PERFORMING MEASUREMENTS

1  Aggregate Discounted Contract Balance
  Contracts Delinquent > 90 days
--------------------------------------------------------------------------------
   - This Month  :                                                                      $  6,595,983.11
   -1 Month Prior  :                                                                    $  4,765,206.38
   -2 Months Prior  :                                                                   $  3,389,991.62
--------------------------------------------------------------------------------        ---------------
   Total                                                                                $ 14,751,181.10

  a) 3 Month Average:                                                                   $  4,917,060.37

   Total Outstanding Contracts
--------------------------------------------------------------------------------
   - This Month  :                                                                      $145,721,329.11
   -1 Month Prior  :                                                                    $153,099,798.09
   -2 Months Prior  :                                                                   $139,602,056.00
--------------------------------------------------------------------------------        ---------------
   Total                                                                                $438,423,183.20

  b) 3 Month Average:                                                                   $146,141,061.07
  c) a/b                                                                                           3.36%

2.  Does a Delinquency Condition Exist (1c > 6%)?                                             NO
                                                                                        ---------------
3.  Restricting Event Check

  A.  A Delinquency Condition Exists for Current Period?                                      NO
                                                                                        ---------------
  B.  An Indenture Event of Default has occurred and is then
  Continuing? *                                                                               NO
                                                                                        ---------------

4.  Has a Servicer Event of Default Occurred? *                                               NO
                                                                                        ---------------

5.  Amortization Event?                                                                       YES
                                                                                        ---------------

6.  Aggregate Discounted Contract Balance at Closing Date                               $454,734,535.70

  Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:

  A.D.C.B  **
--------------------------------------------------------------------------------
  30 Days Overdue                                                                       $  4,016,779.80
  60 Days Overdue                                                                       $  6,771,766.33
  90 Days Overdue                                                                       $  3,633,016.64
  120 Days Overdue                                                                      $  1,389,693.22
  150 Days Overdue                                                                      $  1,573,273.25
  180 Days Overdue                                                                      $             -
                                                                                        ---------------
                                                                                        $ 17,384,529.24

  % OF TOTAL                                                                            $145,721,329.11
  A.D.C.B
--------------------------------------------------------------------------------
  30 Days Overdue                                                                                 2.756%
  60 Days Overdue                                                                                 4.647%
  90 Days Overdue                                                                                 2.493%
  120 Days Overdue                                                                                0.954%
  150 Days Overdue                                                                                1.080%
  180 Days Overdue                                                                                0.000%

--------------------------------------------------------------------------------
*Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement event of default listed under Section XVI that occurred prior to February 24, 2004 are waived.

**Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include the present value of each remaining contract payment and unpaid balances.


                                                           Payment Date: 9/13/04

                       DVI Receivables XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004
                                     REVISED


EXHIBIT # A - DETAIL ON DEFAULTED CONTRACTS


                                                  DISCOUNTED
DEFAULT MONTH         CONTRACT #       POOL    CONTRACT BALANCE
-------------        -----------       ----    ----------------
      Aug-03         0002858-005          A     $   388,402.77
      Aug-03         2012329-001          B     $    21,624.32
      Sep-03         0002858-004          A     $    12,437.18
      Sep-03         2002750-002          A     $    28,628.20
      Sep-03         2013302-001          A     $    16,933.04
      Sep-03         0003340-001          B     $   238,567.35
      Oct-03         2014030-001          A     $    45,336.88
      Oct-03         2014609-001          A     $   101,713.67
      Oct-03         0002922-001          B     $ 2,460,904.97
      Dec-03         0002986-002          A     $    68,733.29
      Dec-03         7000397-001          A     $    70,859.51
      Dec-03         0003193-001          A     $ 1,386,750.90
      Dec-03         0003177-001          A     $ 1,308,502.06
      Dec-03         0002987-001          A     $   369,698.72
      Dec-03         0003110-001          A     $ 1,815,351.16
      Dec-03         0003320-001          A     $ 1,026,191.98
      Dec-03         0003320-002          A     $   901,467.36
      Dec-03         0003318-001          A     $   613,514.61
      Dec-03         0003318-002          A     $   656,276.03
      Dec-03         0003327-002          A     $   857,415.26
      Dec-03         0003264-002          A     $    20,465.99
      Dec-03         0003447-001          B     $   886,513.14
      Dec-03         0003335-002          B     $   621,250.47
      Jan-04         0002815-003          A     $    36,027.53
      Jan-04         0001907-010          A     $   172,883.42
      Jan-04         0001907-011          A     $   144,797.38
      Jan-04         2012962-001          A     $    28,440.92
      Jan-04         9906092-007          A     $    97,212.52
      Jan-04         0003305-002          A     $   897,977.59
      Jan-04         0003310-001          A     $   812,849.92
      Jan-04         0003315-001          A     $   698,157.36
      Jan-04         0003313-002          A     $   631,322.68
      Jan-04         0003327-001          A     $   745,371.22
      Jan-04         0003330-001          A     $   782,537.65
      Jan-04         0003176-101          A     $ 2,623,022.90
      Jan-04         0003176-102          A     $   556,752.33
      Jan-04         0003076-001          A     $ 1,939,581.03
      Jan-04         0002417-006          A     $   265,991.86
      Jan-04         0002417-007          A     $ 1,767,840.56
      Jan-04         0002417-008          A     $ 1,767,840.56
      Jan-04         0002544-002          A     $   568,879.99
      Jan-04         0002425-002          A     $ 2,473,269.37
      Jan-04         0002427-004          A     $ 1,512,447.38
      Jan-04         0002433-002          A     $ 1,750,800.53
      Jan-04         0002433-003          A     $ 1,209,215.09
      Jan-04         0003169-001          A     $ 2,757,795.59
      Jan-04         0003169-002          A     $   106,487.80
      Jan-04         0003169-003          A     $   229,466.70
      Jan-04         0003169-004          A     $   189,176.68
      Jan-04         0002414-005          A     $    23,073.53
      Jan-04         0002414-006          A     $   136,170.83
      Jan-04         0002405-011          A     $   716,218.48
      Jan-04         0002405-012          A     $   867,621.59
      Jan-04         0002949-002          A     $ 2,809,165.28
      Jan-04         0003253-001          A     $   778,057.64
      Jan-04         0003168-001          A     $ 2,723,020.57
      Jan-04         0003168-002          A     $   562,863.05
      Jan-04         0003288-001          B     $   387,654.47
      Jan-04         0003300-003          B     $   506,397.39
      Jan-04         0003303-001          B     $   506,397.40
      Jan-04         0003335-001          B     $   603,565.65
      Jan-04         0003331-001          B     $   881,136.80
      Jan-04         0002405-013          B     $   466,483.43
      Jan-04         0003253-002          B     $   161,688.99
      Feb-04         2014322-001          A     $     4,920.49
      Feb-04         2011939-001          B     $    12,673.37

                       DVI Receivables XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004
                                     REVISED


      Feb-04         0002905-004          B     $   105,371.17
      Mar-04         0002767-002          A     $   268,432.58
      Mar-04         0003183-001          A     $ 1,448,766.91
      Mar-04         0003351-001          A     $ 2,764,263.25
      Mar-04         0003351-002          A     $ 2,764,263.25
      Mar-04         0002373-002          A     $   549,388.00
      Mar-04         0002373-003          A     $   200,618.15
      Mar-04         0003213-001          A     $   150,178.51
      Mar-04         0003213-003          A     $   195,458.48
      Mar-04         2006518-002          A     $     7,882.56
      Mar-04         2011561-001          A     $   129,380.40
      Mar-04         2014306-001          A     $    36,739.59
      Mar-04         0003101-001          A     $ 1,918,693.28
      Mar-04         0003264-001          A     $   273,841.83
      Mar-04         0003213-002          A     $   219,020.30
      Mar-04         2014689-001          A     $    22,056.49
      Mar-04         2015227-001          A     $     8,738.77
      Mar-04         0001211-002          A     $    42,628.81
      Mar-04         0007389-004          A     $    12,786.69
      Mar-04         2012212-001          B     $   256,080.62
      Mar-04         0003183-002          B     $   108,227.68
      Mar-04         0003183-003          B     $   127,607.74
      Mar-04         2012062-002          B     $    10,395.06
      Apr-04         2014413-001          A     $    10,939.38
      Apr-04            2904-002          A     $    56,566.81
      Apr-04            3007-002          A     $   161,179.28
      Apr-04         2013670-002          B     $     8,530.48
      Apr-04         2013670-003          B     $    17,906.03
      Apr-04         9805036-002          B     $   230,055.10
      May-04         0002588-001          A     $ 3,016,954.83
      May-04         2012435-001          A     $     2,603.90
      May-04         2012751-001          A     $    24,770.01
      May-04         2014327-001          A     $    25,166.76
      May-04         2014938-001          A     $    26,185.36
      May-04         2014909-001          B     $    34,616.04
      Jun-04            3439-001          A     $   835,823.34
      Jun-04         2014090-002          B     $    18,877.25
      Jul-04         2013846-001          A     $    16,926.52
      Jul-04         2014791-001          A     $    38,772.64
      Jul-04         2013670-001          B     $     6,314.79
      Jul-04         2012279-001          B     $    45,237.90
      Aug-04            3364-001          A     $    97,623.95
      Aug-04            2656-010          A     $   310,702.75
      Aug-04         2014736-001          A     $    15,924.16
      Aug-04         2011441-002          A     $     3,761.48
      Aug-04         2010858-001          B     $    58,237.19
      Aug-04         2015394-001          B     $    26,333.31
      Aug-04            3406-001          B     $   809,664.43
      Aug-04         2012152-001          B     $     3,302.28
      Aug-04         2012272-001          B     $    44,000.61

CHARGEOFFS
----------
      Feb-04         2013229-001          B     $    13,534.53
      Mar-04         0003368-001          B     $   182,461.50
      Mar-04         2001518-002          A     $    85,968.16
      Aug-03         2012914-001          A     $     6,359.82
      Aug-03         9900978-004          A     $    46,833.50
      Aug-03         9900978-006          A     $   104,136.87
      Sep-03         2012750-001          A     $    11,722.98
      Sep-03         2010476-002          B     $     6,470.65
      Oct-03         9900978-007          A     $    18,285.98
      Nov-03         2013226-001          A     $    26,203.03
      Dec-03         7000464-001          A     $    58,299.91
      Dec-03         2011538-001          B     $    35,313.80
      Dec-03         2011930-001          B     $     3,910.34
      Jan-04         2012262-001          A     $     7,935.05
      Jan-04         2014182-001          A     $     5,652.61
      Jan-04         2012660-001          A     $     4,628.75
      Jan-04         0003349-001          A     $   239,192.31
      Feb-04         2015095-001          A     $    15,336.65
      Feb-04         2004255-002          B     $     1,070.86
      Nov-03         2008734-001          A     $    20,927.27
      Apr-04         2012225-001          A     $    47,004.18

                       DVI Receivables XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004
                                     REVISED


SETTLEMENTS
-----------
      May-04         0003298-001          A     $   352,034.61
      Jan-04         0003398-001          B     $     5,471.24
      Feb-04         0003200-005          A     $     7,723.06
      Jan-04         0001511-008          A     $   439,610.67
      Jan-04         0001771-005          A     $   772,596.15
      Jan-04         0001773-005          A     $   694,441.04
      Jan-04         0001860-009          A     $   535,886.58
      Jan-04         0001860-011          A     $   524,128.29
      Jan-04         0002378-004          A     $    23,366.33
      Jan-04         0002379-003          A     $   616,974.89
      Jan-04         0002697-003          A     $    23,574.48
      Jan-04         0002698-003          A     $    23,574.48
      Jan-04         0003392-001          B     $    57,525.69
      Jan-04         0003393-001          B     $    39,092.98
      Jan-04         0003394-001          B     $    10,652.37
      Jan-04         0003395-001          B     $    14,053.44
      Jan-04         0003396-001          B     $     1,361.43
      Jan-04         0003397-001          B     $    29,850.48
                                                --------------
                                                $73,511,758.04
                                                ==============

CURRENT MONTH DEFAULTS RETURNED TO ADCB
---------------------------------------
      Jun-04            3417-001          A     $    97,077.15
      Jul-04         2013183-001          A     $    12,201.31
      Jul-04         2015139-001          B     $    36,538.61

                     DVI Receivables XVII, L.L.C. 2002-1
                               SERVICER REPORT
                             For the Payment Date
                              September 13, 2004
                                   REVISED



With respect to any cumulative data provided on the report prior to USBPS being assigned Successor Servicer, as well as Scheduled Principal Balances, USBPS's figures are based on original data from DVI. USBPS can not warrant the data that is provided from DVI's original information and accordingly disclaims any liability for the accuracy of those figures.




/s/ Joseph Andries by Lisa Olin
-------------------------------
Approved by: Joseph A. Andries, Senior Vice President of U.S. Bank Portfolio Services